SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Spare Backup, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPARE BACKUP, INC.
990 Ironwood Drive
Minden, Nevada 89423
Telephone: (775)392-2180

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2011

To the stockholders of Spare Backup, Inc.

You are cordially invited to attend a special meeting of stockholders of Spare Backup, Inc. to be held at our principal offices at 990 Ironwood Drive, Minden, NV 89423 on Monday, December 19, 2011 at 7:30 a.m., local time.  At the special meeting you will be asked to vote on the following matters:

1.
To approve a Certificate of Amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 300,000,000 shares to 450,000,000 shares (the "Recapitalization Amendment"), and

2.	To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

The Board of Directors recommends that you vote "FOR" Proposal 1.

These items of business are more fully described in the proxy statement that is attached to this Notice.  The Board of Directors has fixed the close of business on November 8, 2011 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

Your vote is important regardless of the number of shares you own.  All stockholders are invited to attend the special meeting in person.  Whether or not you plan to attend the special meeting in person, please take the time to vote by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid envelope.

You may attend the special meeting and vote in person even if you have previously voted by proxy.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

Minden, Nevada November [•], 2011	By Order of the Board of Directors /s/ Cery Perle Cery Perle Chief Executive Officer

TABLE OF CONTENTS

Page No.

General	1
Questions and Answers	1
Who Can Help Answer Your Questions	4
Principal Stockholders	4
Proposal 1 - Approval of Certificate of Amendment to our Certificate of Incorporation increase the number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares.	5
Other Matters	7
Dissenter's Rights	7
Proposals of Stockholders	7
Annual Report on Form 10-K	7
Where You Can Find More Information	7

Appendix A - Form of Certificate of Amendment to Certificate of Incorporation (Proposal 1)

Stockholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
OF
SPARE BACKUP, INC.

General

The enclosed proxy is solicited on behalf of the Board of Directors of Spare Backup, Inc. for use at our special meeting of stockholders to be held on Monday, December 19, 2011 at 7:30 a.m., local time, and at any adjournments thereof.  The special meeting will be held at our principal offices at 990 Ironwood Drive, Minden, NV 89423, telephone (775) 392-2180.  Voting materials, including this proxy statement and the proxy card, were mailed on or about November [•], 2011 to all stockholders entitled to vote at the special meeting.

Questions and Answers

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Q:           What may I vote on at the special meeting?

A:           At the special meeting, stockholders will consider and vote upon the following matters:

•
To approve a Certificate of Amendment to our Certificate of Incorporation increasing the number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares (the "Recapitalization Amendment"),

•	To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

Q:           How does the Board of Directors recommend that I vote on the proposal?

A:	The Board of Directors recommends a vote “FOR” the proposal.

Q:           How can I vote my shares at the special meeting?

A:
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares and we are sending the proxy materials and proxy card directly to you.  As the stockholder of record, you have the right to vote in person at the special meeting.  If you choose to do so, you can bring the enclosed proxy card or vote at the special meeting using the ballot provided at the meeting.  Even if you plan to attend the special meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting in person.

Many of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name.  In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you are also invited to attend the special meeting.  Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the special meeting unless you obtain a "legal proxy" from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the special meeting in order to vote in person.

Q:	How can I vote my shares without attending the special meeting?

A:
Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct your vote without attending the special meeting by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid envelope.  Please refer to the enclosed materials for details. If you are a stockholder of record and plan to attend the special meeting, you may vote in person at the meeting. We will give you a ballot when you arrive.

If you are a beneficial owner of shares held in street name and you wish to vote in person at the special meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the special meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on November 8, 2011, the Record Date for voting.

Q:	What happens if additional matters are presented at the special meeting?

A:
Other than the approval of the Recapitalization Amendment, we are not aware of any other business to be acted upon at the special meeting.  If you grant a proxy, the person named as proxy holder, Mr. Cery Perle, our CEO, will have the discretion to vote your shares on any additional matters properly presented for a vote at the special meeting.

Q:           What happens if I do not give specific voting instructions?

A:
If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on the proposal and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the special meeting.  If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the proposal.

Q:           What is the quorum requirement for the special meeting?

A:
On the Record Date of November 8, 2011 there were 285,281,103 shares of our common stock, 50,000 shares of our Series A Preferred Stock and 100,000 shares of our Series B Preferred Stock (collectively, our "Voting Shares") outstanding which are our only classes of voting securities.  Each share of common stock entitles the holder to one vote, each share of Series A Preferred Stock entitles the holder to 400 votes and each share of Series B Preferred Stock entitles the holder to 400 votes, at any meeting of our stockholders and the shares of common stock, the shares of Series A Preferred Stock and the shares of Series B Preferred Stock vote together on all matters submitted to a vote of our stockholders.  A majority of our outstanding Voting Shares as of the Record Date must be present at the special meeting (in person or represented by proxy) in order to hold the meeting and conduct business.  This is called a quorum.  Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on matters introduced at the special meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card.

Q:           How can I change my vote after I return my proxy card?

A:
You may revoke your proxy and change your vote at any time before the final vote at the special meeting.  You may do this by signing a new proxy card with a later date or by attending the special meeting and voting in person.  However, your attendance at the special meeting will not automatically revoke your proxy unless you vote at the special meeting or specifically request in writing that your prior proxy be revoked.

Q:           Is my vote confidential?

A.
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within our company or to third parties, except:

-	as necessary to meet applicable legal requirements,
-	to allow for the tabulation of votes and certification of the vote, and
-	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Q:           Where can I find the voting results of the special meeting?

A:
The preliminary voting results will be announced at the meeting.  The final voting results will be tallied by our transfer agent and Inspector of Elections and published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four days following the date of the special meeting.

Q:           How can I obtain a separate set of voting materials?

A:
To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Spare Backup stock account, we are delivering only one set of the proxy materials to certain stockholders who share an address, unless otherwise requested.  A separate proxy card is included in the voting materials for each of these stockholders.  If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you.  Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials.  For future special meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

Spare Backup, Inc.
Attention: Cery Perle
990 Ironwood Drive
Minden, Nevada 89423
Telephone: (775) 392-2180

Q:           Who pays for the cost of this proxy solicitation?

A:
We will pay the costs of the solicitation of proxies.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions.  In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q:           What is the voting requirement to approve the proposal?

A:
The proposal to approve the Recapitalization Amendment will be approved if the holders of a majority of the outstanding Voting Shares on the Record Date cast votes "FOR" the proposal.  Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the special meeting.  Broker non-votes will not be counted as a vote cast on any matter presented at the special meeting.  Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the special meeting.

Q:	How can I communicate with the non-employee directors on Spare Backup’s Board of Directors?

A:
The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary. Stockholders can send communications by mail to:

Mr. Cery Perle,
Chief Executive
Spare Backup, Inc.
990 Ironwood Drive
Minden, Nevada 89423
Telephone: (775) 392-2180

Correspondence received that is addressed to the non-employee directors will be reviewed by our CEO or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our CEO, deals with the functions of the Board of Directors or committees thereof or that our CEO otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing or calling us at our principal executive offices:

Mr. Cery Perle,
Chief Executive
Spare Backup, Inc.
990 Ironwood Drive
Minden, Nevada 89423
Telephone: (775) 392-2180

PRINCIPAL STOCKHOLDERS

Our voting securities are comprised of our common stock, our Series A Preferred Stock and our Series B Preferred Stock.  At November 8, 2011 there were 285,281,103 shares of our common stock, 50,000 shares of our Series A Preferred Stock and 100,000 shares of Series B Preferred Stock issued and outstanding.  Each share of common stock entitles the holder to one vote and each share of both the Series A Preferred Stock and Series B Preferred Stock entitles the holder to 400 votes at any meeting of our stockholders.  The shares of common stock, the Series A Preferred Stock and the Series B Preferred Stock vote together on all matters submitted to a vote of our stockholders.

The following table contains information regarding record ownership of our common stock as of November 8, 2011 held by:

•	persons who own beneficially more than 5% of our outstanding voting securities,
•	our directors,
•	named executive officers, and
•	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from November 8, 2011, upon exercise of options, warrants or convertible securities.  Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised.  Unless otherwise indicated, the address of each of the listed beneficial owners identified is 72757 Fred Waring Drive, Palm Desert, California 92260.

	Amount and Nature of Beneficial Ownership
	Common Stock		Series A Preferred Stock		Series B Preferred Stock		% of Total Vote
Name	# of Shares	% of Class	# of Shares	% of Class	# of Shares	% of Class
Cery B. Perle (1)	18,127,694	6.1%	50,000	100%	0	-	12.8%
Ivor Newman (2)	5,250,000	1.8%	0	n/a	0	-	1.5%
Andy Zeinfeld (3)	1,000,000	*	0	n/a	50,000	50%	6.1%
All named executive officers and directors as a group (three persons) (1),(2), and (3)	24,377,694	8.3%	50,000	100%	50,000	50%	20.4%
Robbins Capital Partners L.P. (4)	20,875,528	7.3%	0	-	0	-	6.0%
Daniel X. Wray (5)	20,966,666	7.2%	0	-	50,000	50%	11.7%

*	represents less than 1%

(1)           The number of shares of common stock beneficially owned by Mr. Perle includes 5,809,694 shares of common stock, of which 1,085,194 shares are held by Mr. Perle, 4,000,000 shares are held in a trust for his benefit and 724,500 shares held in a trust for his minor children and 12,318,000 shares of common stock underlying options which are exercisable at a range of $0.01 per share to $0.18 per share.

(2)           The number of shares beneficially owned by Mr. Newman includes 4,250,000 shares of common stock underlying options which are exercisable at a range of $0.08 per share to $0.18 per share.

(3)           The number of shares beneficially owned by Mr. Zeinfeld includes 500,000 shares of common stock owned by his wife, 500,000 shares of common stock underlying options which are exercisable at a $0.09 per share and 50,000 shares of Series B Preferred Stock.

(4)           The number of shares beneficially owned by Robbins Capital Partners L.P. includes 18,847,000 outstanding shares of common stock and 2,028,528 shares of common stock underlying warrants which are exercisable at a range of $0.10 to $0.20 per share.  Robbins Capital Partners L.P.’s address is 100 First Stamford Place, 6th Floor, East Stamford, CT.

(5)           The number of shares beneficially owned by Mr. Wray includes 7,416,666 shares of common stock held by him, 8,550,000 shares of common stock held by Biofilm, Inc. over which he has voting and dispositive control, 5,000,000 shares of common stock underlying warrants which are exercisable at $0.09 per share and 50,000 shares of Series B Preferred Stock.  Mr. Wray’s address is Post Office Box 2649, Minden, NV

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL 1
APPROVAL OF THE RECAPITALIZATION AMENDMENT

Our authorized capital currently consists of 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.  The preferred stock is issuable in such series, and with such designations, rights and preferences, as our Board of Directors may determine from time to time without the consent of our stockholders.  We have designated 50,000 shares of preferred stock as Series A Preferred Stock and 150,000 shares of preferred stock as Series B Preferred Stock.

The purpose of the Recapitalization Amendment is to increase the number of authorized but unissued shares of our common stock to from 300,000,000 shares to 450,000,000 shares.  We do not presently have a sufficient number of authorized but unissued shares to provide for the exercise of all currently outstanding options and warrants or the conversion of our convertible debt.  As of November 8, 2011, there were 285,281,103 shares of our common stock outstanding, 11,010,023 shares underlying convertible notes, options and warrants to purchase an additional 98,610,989 shares of our common stock which are presently exercisable.  Assuming the conversion of all convertible notes and the exercise of all outstanding options and warrants, we could be obligated to issue 109,621,012 shares of our common stock more than our presently authorized shares.  In addition, there are 4,047,053 shares of our common stock reserved for issuance under our 2002 Stock Option and Stock Award Plan.  The Recapitalization Amendment will provide a sufficient number of shares of our common stock to permit the exercise of the outstanding options and warrants, the conversion of the convertible debt and the granting of additional shares or options under our 2002 Stock Option and Stock Award Plan.  Assuming that we do not issue any additional shares of common stock prior to the effective time of the Recapitalization Amendment, as a result of the increase in the number of our authorized shares of common stock we will then have 55,097,885 of unissued and unreserved shares of common stock available for future issuances.

These additional shares may be issued by our Board of Directors in its sole discretion.  The additional shares could be used, among other things, for public or private financings to raise additional capital, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for the expansion of business operations, or for the issuance of stock under warrants granted or to be granted in the future.  We will need to raise additional capital during 2011 and beyond in order to fund our operations and we anticipate that funding will come through the sale of equity securities or securities that are convertible into equity securities.  However, we have no specific plans or agreements at this time with respect to any additional financing transactions and no assurances can be given that a financing transaction or transactions will take place or will be available on terms that are favorable to our company.  There are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock.   Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

The Recapitalization Amendment which increases the number of authorized shares of our common stock may be contrasted as having an anti-takeover effect.  Although the amendment was not adopted for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid.  Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Certificate of Incorporation would not receive the requisite vote.  Such uses of our securities could render more difficult, or discourage, an attempt to acquire control of our company if such transactions were opposed by the Board.  We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this proxy statement.

Interests of Certain Persons in Matters to be Acted Upon

Certain of our executive officers and directors presently hold options and warrants which are presently exercisable into shares of our common stock, including:

•           Mr. Perle is the holder of outstanding options to purchase an aggregate of 12,318,000 shares of our common stock with exercise prices ranging from $0.01 to $0.08 per share,

•           Mr. Newman is the holder of outstanding options to purchase an aggregate of 4,250,000 shares of our common stock with exercise prices ranging from $0.08 to $0.18 per share, and

•           Mr. Zeinfeld is the holder of outstanding options to purchase 500,000 shares of our common stock with an exercise price of $0.09 per share.

The Recapitalization Amendment will provide sufficient authorized but unissued shares of our common stock to provide for the exercise of these outstanding options and warrants.

Manner of Effecting the Recapitalization Amendment

The increase in the number of authorized shares of our common stock will be effected by the filing of the Recapitalization Amendment with the Secretary of State of the State of Delaware.  If approved at the special meeting, we anticipate that we will file the Recapitalization Amendment as soon as practicable after the date of the special meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE RECAPITALIZATION AMENDMENT.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting.  If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Delaware law there are no dissenter's rights available to our stockholders in connection with the approval of either the Recapitalization Amendment.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders to be included in our proxy statement for next annual meeting of stockholders must be received by the corporate secretary of Spare Backup on or before February 15, 2012.  The submission of a stockholder proposal does not guarantee that it will be included in our proxy for our 2012 annual meeting.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2010 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2010 Form 10-K by writing to us at

990 Ironwood Drive
Minden, Nevada 89423
Telephone: (775) 392-2180
Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Corporate Secretary, Spare Backup, Inc.,

990 Ironwood Drive
Minden, Nevada 89423
Telephone: (775) 392-2180

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cery Perle
Cery Perle, CEO
Minden, Nevada
November [•], 2011

SPARE BACKUP, INC.

Special Meeting of Stockholders
DECEMBER 19, 2011

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF SPARE BACKUP, INC.

The undersigned stockholder of Spare Backup, Inc. (the "Company") hereby appoints Cery Perle as proxy and attorney of the undersigned, with full rights of substitution, for and in the name(s) of the undersigned, to attend the special meeting of stockholders of the Company to be held at the Company’s principal offices located at 990 Ironwood Drive, Minden, Nevada 89423, telephone (775) 392-2180,  on Monday, December 19, 2011 at 7:30 a.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the special meeting of stockholders with all powers possessed by the undersigned if personally present at the meeting including, without limitation, to vote an act in accordance with the instructions set forth below.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1.

PLEASE VOTE, DATE, AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

Proposal 1.
Approve a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares (the "Recapitalization Amendment").

For	☐	Against	☐	Abstain	☐

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING	☐

PLEASE MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT RIGHT	☐

Note:  Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by an authorized officer or if a partnership, please sign full partnership name by an authorized person.

Signature: ________________________________	Date: __________________________________
Print name of stockholder:
Print name of signer:
Print title of signer:
Number of common shares:

Signature: ________________________________	Date: __________________________________
Print name of stockholder:
Print name of signer:
Print title of signer:
Number of common shares:

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
SPARE BACKUP, INC.
(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporations Law, the undersigned, being the Chairman and Chief Executive Officer of Spare Backup, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Paragraph FOURTH of the Certificate of Incorporation of this Corporation is hereby amended by deleting the first paragraph and replacing it in its entirety with the following:

(a)           The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Four Hundred and Fifty Five Million (455,000,000) shares of which Four Hundred Fifty Million (450,000,000) shares shall be Common Stock, par value $0.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.001 per share.  The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

(b)           This Amendment shall not alter or change the Certificate of Designation, Preferences, Rights and Other Rights of Series A Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on January 16, 2008 or the Certificate of Designation, Preferences, Rights and Other Rights of Series A Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on September 13, 2011.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated September 29, 2011 in accordance with Section 141 of the Delaware General Corporation Law, and by the holders of a majority of the outstanding shares of the Corporation’s voting stock at a special meeting of stockholders held on December 19, 2011 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation as of December ___, 2011.

SPARE BACKUP, INC.

By:	/s/ Cery Perle
Cery Perle, Chief Executive Officer